UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-04254

Legg Mason Partners Income Trust

(Exact name of registrant as specified in charter)

55 Water Street, New York, NY 10041

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: July 31

Date of reporting period: April 30, 2011

ITEM 1.	SCHEDULE OF INVESTMENTS

LEGG MASON PARTNERS INCOME TRUST

LEGG MASON WESTERN ASSET

CORE BOND FUND

FORM N-Q

APRIL 30, 2011

LEGG MASON WESTERN ASSET CORE BOND FUND

Schedule of Investments (unaudited)	April 30, 2011

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
MORTGAGE-BACKED SECURITIES - 31.4%
FHLMC - 3.0%
Federal Home Loan Mortgage Corp. (FHLMC)	3.500%	5/17/26-5/12/41	$1,600,000	$1,534,812	(a)
Federal Home Loan Mortgage Corp. (FHLMC)	5.000%	12/1/34	73,870	78,378
Federal Home Loan Mortgage Corp. (FHLMC)	2.737%	1/1/36	368,035	389,902	(b)
Federal Home Loan Mortgage Corp. (FHLMC)	6.058%	1/1/37	30,518	32,671	(b)
Federal Home Loan Mortgage Corp. (FHLMC)	5.782%	2/1/37	261,809	278,103	(b)
Federal Home Loan Mortgage Corp. (FHLMC)	5.894%	4/1/37	154,656	164,662	(b)
Federal Home Loan Mortgage Corp. (FHLMC)	5.567%	1/1/38	940,106	1,005,488	(b)
Federal Home Loan Mortgage Corp. (FHLMC)	4.000%	5/12/41	100,000	99,391	(a)
Federal Home Loan Mortgage Corp. (FHLMC), Gold	4.500%	4/1/19	104,173	110,922
Federal Home Loan Mortgage Corp. (FHLMC), Gold	5.000%	7/1/20-9/1/35	524,807	562,440
Federal Home Loan Mortgage Corp. (FHLMC), Gold	5.500%	11/1/35-4/1/38	4,082,697	4,400,166
Federal Home Loan Mortgage Corp. (FHLMC), Gold	5.500%	5/12/41	300,000	322,406	(a)

Total FHLMC				8,979,341

FNMA - 16.6%
Federal National Mortgage Association (FNMA)	5.000%	10/1/20	502,922	540,831
Federal National Mortgage Association (FNMA)	6.000%	8/1/21-6/1/37	2,203,282	2,424,610
Federal National Mortgage Association (FNMA)	4.000%	5/17/26-5/12/41	6,400,000	6,584,685	(a)
Federal National Mortgage Association (FNMA)	5.500%	5/1/34-11/1/36	1,210,149	1,305,982
Federal National Mortgage Association (FNMA)	4.500%	9/1/35	40,316	41,791
Federal National Mortgage Association (FNMA)	6.500%	1/1/36-12/1/36	692,751	780,760
Federal National Mortgage Association (FNMA)	3.132%	9/1/36	696,773	734,256	(b)
Federal National Mortgage Association (FNMA)	2.795%	12/1/36	52,598	55,676	(b)
Federal National Mortgage Association (FNMA)	3.500%	5/12/41	500,000	476,797	(a)
Federal National Mortgage Association (FNMA)	5.000%	5/12/41	14,400,000	15,201,000	(a)
Federal National Mortgage Association (FNMA)	5.500%	5/12/41	11,650,000	12,540,130	(a)
Federal National Mortgage Association (FNMA)	6.000%	5/12/41	5,200,000	5,686,689	(a)
Federal National Mortgage Association (FNMA)	6.500%	5/12/41	2,400,000	2,699,626	(a)

Total FNMA				49,072,833

GNMA - 11.8%
Government National Mortgage Association (GNMA)	6.000%	11/15/28-12/15/33	144,793	161,687
Government National Mortgage Association (GNMA)	6.500%	2/15/32-10/20/37	694,780	781,534
Government National Mortgage Association (GNMA)	5.000%	1/15/40-9/20/40	2,722,556	2,922,063
Government National Mortgage Association (GNMA)	4.000%	5/18/41	400,000	405,312	(a)
Government National Mortgage Association (GNMA)	4.500%	5/18/41-6/20/41	17,500,000	18,226,328	(a)
Government National Mortgage Association (GNMA)	5.000%	5/18/41	1,000,000	1,070,625	(a)
Government National Mortgage Association (GNMA)	5.500%	5/18/41	2,500,000	2,712,500	(a)
Government National Mortgage Association (GNMA)	6.000%	5/18/41	6,900,000	7,593,175	(a)
Government National Mortgage Association (GNMA) I	6.000%	3/15/33	152,576	170,378
Government National Mortgage Association (GNMA) I	5.500%	2/15/35	991,332	1,084,070

Total GNMA				35,127,672

TOTAL MORTGAGE-BACKED SECURITIES (Cost - $91,311,464)				93,179,846

ASSET-BACKED SECURITIES - 2.9%
ABFS Mortgage Loan Trust, 2003-2 A	0.713%	4/25/34	6,606	6,361	(b)(c)

See Notes to Schedule of Investments.

LEGG MASON WESTERN ASSET CORE BOND FUND

Schedule of Investments (unaudited) (cont’d)	April 30, 2011

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
ACE Securities Corp., 2006-SL3 A1	0.313%	6/25/36	$199,070	$46,995	(b)
AESOP Funding II LLC, 2010-3A A	4.640%	5/20/16	190,000	205,216	(c)
AESOP Funding II LLC, 2010-5A A	3.150%	3/20/17	110,000	111,405	(c)
Ameriquest Mortgage Securities Inc., 2004-R2 A1A	0.558%	4/25/34	288,084	248,098	(b)
Argent Securities Inc., 2006-W4 A2B	0.323%	5/25/36	148,445	50,210	(b)
Bayview Financial Acquisition Trust, 2004-C A1	0.878%	5/28/44	94,471	88,976	(b)
Bear Stearns Asset-Backed Securities Trust, 2004-SD3 A3	0.783%	9/25/34	189,534	170,601	(b)
Bear Stearns Asset-Backed Securities Trust, 2005-SD2 2A1	0.543%	12/25/44	341,255	304,389	(b)
Brazos Higher Education Authority Inc., 2010-1 A2	1.512%	2/25/35	300,000	286,727	(b)
Countrywide Asset-Backed Certificates, 2006-SD4 A1	0.553%	9/25/35	975,533	439,501	(b)(c)
Credit-Based Asset Servicing and Securitization LLC, 1999-3 A	6.629%	2/3/29	32,090	22,142	(b)(c)
Education Funding Capital Trust, 2003-3 A6	1.724%	12/15/42	200,000	191,500	(b)(d)
EFS Volunteer LLC, 2010-1 A2	1.124%	10/25/35	450,000	421,207	(b)(c)
GMAC Mortgage Corp. Loan Trust, 2004-VF1 A1	0.963%	2/25/31	292,633	254,191	(b)(c)
Greenpoint Manufactured Housing, 2000-6 A3	2.262%	11/22/31	225,000	186,750	(b)
Greenpoint Manufactured Housing, 2001-2 IA2	2.258%	2/20/32	250,000	211,250	(b)
Greenpoint Manufactured Housing, 2001-2 IIA2	2.255%	3/13/32	350,000	295,750	(b)
Hertz Vehicle Financing LLC, 2009-2A A2	5.290%	3/25/16	450,000	497,594	(c)
JPMorgan Mortgage Acquisition Corp., 2006-FRE1 A3	0.403%	5/25/35	413,186	378,268	(b)
Kentucky Higher Education Student Loan Corp., 2010-1 A2	1.504%	5/1/34	250,000	245,760	(b)
Keycorp Student Loan Trust, 2003-A 1A2	0.534%	10/25/32	432,245	407,795	(b)
Lehman XS Trust, 2006-2N 1A1	0.473%	2/25/46	924,371	555,118	(b)
Morgan Stanley Mortgage Loan Trust, 2006-17XS A1	0.333%	10/25/46	87,279	39,407	(b)
Morgan Stanley Mortgage Loan Trust, 2007-3XS 2A1B	0.383%	1/25/47	1,310,452	306,456	(b)
Nelnet Student Loan Trust, 2008-4 A4	1.754%	4/25/24	490,000	503,807	(b)
Pennsylvania Higher Education Assistance Agency, 2005-1 B1	2.470%	4/25/45	800,000	672,000	(b)
RAAC Series, 2006-RP3 A	0.483%	5/25/36	169,879	109,463	(b)(c)
RAAC Series, 2007-RP2 A	0.563%	2/25/46	794,510	518,851	(b)(c)
Saxon Asset Securities Trust, 2005-1 M1	0.673%	5/25/35	289,362	230,453	(b)
SLM Student Loan Trust, 2003-11 A6	0.600%	12/15/25	500,000	472,500	(b)(c)

TOTAL ASSET-BACKED SECURITIES (Cost - $10,996,189)				8,478,741

COLLATERALIZED MORTGAGE OBLIGATIONS - 13.9%
American Home Mortgage Assets, 2006-4 1A12	0.423%	10/25/46	1,155,447	639,253	(b)
Banc of America Commercial Mortgage Inc., 2007-5 A3	5.620%	2/10/51	110,000	117,406
Banc of America Funding Corp., 2005-E 8A1	2.914%	6/20/35	167,558	93,512	(b)
Banc of America Funding Corp., 2006-8T2 A2	5.791%	10/25/36	41,564	27,832
Banc of America Funding Corp., 2006-H 1A1	2.872%	9/20/46	985,634	644,946	(b)
Banc of America Mortgage Securities Inc., 2004-K 4A1	5.238%	12/25/34	263,278	245,656	(b)
Banc of America Mortgage Securities Inc., 2005-A 4A1	5.161%	2/25/35	79,792	72,831	(b)
Countrywide Alternative Loan Trust, 2004-2 CB	4.250%	3/25/34	3,959	3,952
Countrywide Alternative Loan Trust, 2004-J9 3A4	0.603%	10/25/34	272,875	251,057	(b)
Countrywide Alternative Loan Trust, 2005-17 1A1	0.473%	7/25/35	158,037	107,656	(b)
Countrywide Alternative Loan Trust, 2005-38 A3	0.563%	9/25/35	164,253	104,190	(b)
Countrywide Alternative Loan Trust, 2005-72 A1	0.483%	1/25/36	782,728	515,413	(b)
Countrywide Alternative Loan Trust, 2006-0A10 4A1	0.403%	8/25/46	783,569	459,893	(b)

See Notes to Schedule of Investments.

LEGG MASON WESTERN ASSET CORE BOND FUND

Schedule of Investments (unaudited) (cont’d)	April 30, 2011

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Countrywide Alternative Loan Trust, 2006-OA14 3A1	1.162%	11/25/46	$1,529,974	$782,965	(b)
Countrywide Alternative Loan Trust, 2006-OA6 1A2	0.423%	7/25/46	1,395,788	929,135	(b)
Countrywide Alternative Loan Trust, 2006-OA8 1A1	0.403%	7/25/46	1,983,671	1,125,321	(b)
Countrywide Home Loan Mortgage Pass-Through Trust, 2005-3 1A2	0.503%	4/25/35	137,127	91,868	(b)
Countrywide Home Loans, 2005-11 3A3	3.291%	4/25/35	130,480	68,097	(b)
Countrywide Home Loans, 2005-11 6A1	0.513%	3/25/35	88,621	57,233	(b)
Countrywide Home Loans, 2005-R3 AF	0.613%	9/25/35	813,873	726,322	(b)(c)
Countrywide Home Loans Mortgage Pass-Through Trust, 2005-09 1A1	0.513%	5/25/35	134,035	93,540	(b)
Credit Suisse Mortgage Capital Certificates, 2006-C1 A4	5.609%	2/15/39	690,000	759,838	(b)
Credit Suisse Mortgage Capital Certificates, 2007-C1 A3	5.383%	2/15/40	1,210,000	1,281,343
Credit Suisse Mortgage Capital Certificates, 2007-C4 A3	5.995%	9/15/39	700,000	730,070	(b)
Credit Suisse Mortgage Capital Certificates, 2007-C5 A3	5.694%	9/15/40	400,000	417,877	(b)
CS First Boston Mortgage Securities Corp., 2005-C5 A4	5.100%	8/15/38	170,000	184,887	(b)
Deutsche Mortgage Securities Inc., 2005-WF1 1A3	5.217%	6/26/35	930,000	901,886	(b)(c)
Downey Savings & Loan Association Mortgage Loan Trust, 2006-AR1 1A1A	1.232%	4/19/36	267,037	154,022	(b)
FDIC Structured Sale Guaranteed Notes, 2010-S1 1A	0.796%	2/25/48	719,598	722,118	(b)(c)
Federal Home Loan Mortgage Corp. (FHLMC), 3738 BP	4.000%	12/15/38	200,000	199,507
Federal Home Loan Mortgage Corp. (FHLMC), 3754 MB	4.000%	1/15/39	500,000	499,183
Federal Home Loan Mortgage Corp. (FHLMC), K007 X1, IO	1.414%	4/25/20	2,350,319	178,092	(b)
Federal Home Loan Mortgage Corp. (FHLMC), K008 X1, IO	1.843%	6/25/20	2,895,316	293,234	(b)
FHLMC Multi-Family Structured Pass-Through Certificates, K006 AX1, IO	1.231%	1/25/20	2,538,708	169,472	(b)
Government National Mortgage Association (GNMA), 2005-13 SD, IO	6.587%	2/20/35	191,678	30,043	(b)
Government National Mortgage Association (GNMA), 2005-81 SD, IO, PAC	6.087%	12/20/34	352,566	40,203	(b)
Government National Mortgage Association (GNMA), 2005-82 NS, IO	6.087%	7/20/34	219,388	30,936	(b)
Government National Mortgage Association (GNMA), 2006-47 SA, IO	6.584%	8/16/36	559,522	92,092	(b)
Government National Mortgage Association (GNMA), 2009-35 SP, IO, PAC	6.184%	5/16/37	504,947	60,558	(b)
Government National Mortgage Association (GNMA), 2009-61 WQ, IO	6.034%	11/16/35	564,248	81,977	(b)
Government National Mortgage Association (GNMA), 2009-87 SI, IO	6.537%	2/20/35	284,635	40,770	(b)
Government National Mortgage Association (GNMA), 2009-87 TS, IO	5.887%	7/20/35	499,179	72,529	(b)
Government National Mortgage Association (GNMA), 2010-14 SA, IO	7.787%	12/20/32	313,944	44,998	(b)
Government National Mortgage Association (GNMA), 2010-14 SC, IO	4.556%	8/20/35	499,969	69,499	(b)
Government National Mortgage Association (GNMA), 2010-47 VS, IO	6.034%	11/16/37	346,162	46,369	(b)
Government National Mortgage Association (GNMA), 2010-87 SK, IO	6.284%	7/16/40	679,739	101,389	(b)

See Notes to Schedule of Investments.

LEGG MASON WESTERN ASSET CORE BOND FUND

Schedule of investments (unaudited) (cont’d)	April 30, 2011

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Government National Mortgage Association (GNMA), 2010-H27 FA	0.640%	12/20/60	$891,533	$883,313	(b)
Government National Mortgage Association (GNMA), 2011-40 SA, IO	5.914%	2/16/36	992,045	151,248	(b)
Government National Mortgage Association (GNMA), 2011-H03 FA	0.713%	1/20/61	1,483,970	1,478,479	(b)
Government National Mortgage Association (GNMA), 2011-H05 FB	0.713%	12/20/60	1,484,886	1,479,243	(b)
Government National Mortgage Association (GNMA), 2011-H06 FA	0.760%	2/20/61	1,479,794	1,471,981	(b)
Government National Mortgage Association (GNMA), 2011-H09 AF	0.760%	3/20/61	399,319	396,948	(b)
Greenpoint Mortgage Funding Trust, 2005-AR1 A2	0.433%	6/25/45	105,252	73,531	(b)
Greenpoint Mortgage Funding Trust, 2005-AR4 A1	0.473%	10/25/45	36,597	23,935	(b)
Greenwich Capital Commercial Funding Corp., 2006-GG7	6.078%	7/10/38	700,000	777,403	(b)
Greenwich Capital Commercial Funding Corp., 2007-GG11 A4	5.736%	12/10/49	100,000	108,510
GS Mortgage Securities Corp. II, 2005-GG4 AABA	4.680%	7/10/39	153,136	159,747
GSMPS Mortgage Loan Trust, 2005-RP1 1AF	0.563%	1/25/35	278,599	238,713	(b)(c)
GSMPS Mortgage Loan Trust, 2005-RP2 1AF	0.563%	3/25/35	234,816	200,878	(b)(c)
GSMPS Mortgage Loan Trust, 2005-RP3 1AF	0.563%	9/25/35	682,932	581,260	(b)(c)
Harborview Mortgage Loan Trust, 2005-9 2A1A	0.553%	6/20/35	121,072	100,697	(b)
Harborview Mortgage Loan Trust, 2006-14 2A1A	0.364%	3/19/38	1,464,542	905,189	(b)
Homestar Mortgage Acceptance Corp., 2004-3 AV1	0.663%	7/25/34	521,742	466,162	(b)
Indymac Inda Mortgage Loan Trust, 2007-AR7 1A1	5.859%	11/25/37	610,147	508,789	(b)
Indymac Index Mortgage Loan Trust, 2005-AR15 A2	5.018%	9/25/35	83,748	71,397	(b)
JPMorgan Commercial Mortgage Securities Corp., 2006-CB17 A4	5.429%	12/12/43	1,000,000	1,094,002
JPMorgan Mortgage Trust, 2004-A3 SF3	3.715%	6/25/34	304,759	299,437	(b)
LB-UBS Commercial Mortgage Trust, 2005-C3 A5	4.739%	7/15/30	140,000	150,649
LB-UBS Commercial Mortgage Trust, 2005-C3 AAB	4.664%	7/15/30	153,775	160,310
LB-UBS Commercial Mortgage Trust, 2007-C6 A4	5.858%	7/15/40	50,000	54,859	(b)
LB-UBS Commercial Mortgage Trust, 2007-C7 A3	5.866%	9/15/45	770,000	843,477	(b)
Lehman XS Trust, 2005-7N 1A1B	0.513%	12/25/35	121,134	47,851	(b)
Luminent Mortgage Trust, 2006-1 A1	0.453%	4/25/36	431,945	247,189	(b)
Mach One Trust Commercial Mortgage Backed Securities, 2004-1A X, IO	0.989%	5/28/40	681,080	10,216	(b)(c)(d)(e)
MASTR Adjustable Rate Mortgages Trust, 2007-3 12A1	0.413%	5/25/47	427,109	241,952	(b)
MASTR Reperforming Loan Trust, 2005-1 1A3	7.000%	8/25/34	139,961	144,290	(c)
MASTR Reperforming Loan Trust, 2005-2 1A1F	0.563%	5/25/35	1,128,882	895,260	(b)(c)
Merrill Lynch Mortgage Investors Inc., 2005-A9 3A1	2.858%	12/25/35	81,068	68,757	(b)
Merrill Lynch/Countrywide Commercial Mortgage Trust, 2007-6 A4	5.485%	3/12/51	1,260,000	1,347,626	(b)
Merrill Lynch/Countrywide Commercial Mortgage Trust, 2007-8 A3	6.164%	8/12/49	40,000	44,043	(b)
Morgan Stanley Capital I, 2005-HQ6 A4A	4.989%	8/13/42	240,000	259,982
Morgan Stanley Capital I, 2007-IQ14 A4	5.692%	4/15/49	500,000	542,350	(b)
Morgan Stanley Mortgage Loan Trust, 2004-8AR 4A1	2.659%	10/25/34	569,102	528,114	(b)
Morgan Stanley Mortgage Loan Trust, 2004-8AR 4A2	2.659%	10/25/34	496,598	470,014	(b)
Mortgage IT Trust, 2005-1 1A1	0.533%	2/25/35	1,042,736	831,020	(b)
NCUA Guaranteed Notes, 2010-C1 A2	2.900%	10/29/20	40,000	39,580
NCUA Guaranteed Notes, 2010-C1 APT	2.650%	10/29/20	434,119	433,475
Nomura Asset Acceptance Corp., 2004-R3 A1	6.500%	2/25/35	430,577	442,294	(c)
Nomura Asset Acceptance Corp., 2005-AP2 A5	4.976%	5/25/35	590,040	546,753

See Notes to Schedule of Investments.

LEGG MASON WESTERN ASSET CORE BOND FUND

Schedule of Investments (unaudited) (cont’d)	April 30, 2011

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Prime Mortgage Trust, 2006-DR1 2A1	5.500%	5/25/35	$656,531	$593,790	(c)
Prime Mortgage Trust, 2006-DR1 2A2	6.000%	5/25/35	391,612	363,688	(c)
RBSSP Resecuritization Trust, 2010-3 4A1	3.339%	12/26/35	254,375	253,501	(b)(c)
Residential Accredit Loans Inc., 2006-QO1O A1	0.373%	1/25/37	1,269,494	812,822	(b)
WaMu Mortgage Pass-Through Certificates, 2002-AR19 A6	2.581%	2/25/33	209,759	203,232	(b)
WaMu Mortgage Pass-Through Certificates, 2003-AR9 1A7	2.712%	9/25/33	83,443	82,302	(b)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2005-AR06 2A1A	0.443%	4/25/45	110,524	95,030	(b)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2005-AR08 1A1A	0.483%	7/25/45	92,680	77,134	(b)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2005-AR11 A1A	0.533%	8/25/45	1,196,695	1,016,145	(b)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2005-AR13 A1A1	0.503%	10/25/45	174,393	147,153	(b)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2005-AR18 1A3A	2.582%	1/25/36	930,000	761,160	(b)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2005-AR19 A1A1	0.483%	12/25/45	340,512	285,492	(b)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2005-AR19 A1A2	0.503%	12/25/45	201,785	160,830	(b)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2006-AR7 2A	1.292%	7/25/46	520,066	345,236	(b)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2007-0A5 1A	1.062%	6/25/47	1,118,581	751,824	(b)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2007-HY4 4A1	4.707%	9/25/36	544,120	424,089	(b)
Washington Mutual Inc., MSC Pass-Through Certificates, 2004-RA1 2A	7.000%	3/25/34	23,387	24,404
Wells Fargo Mortgage Loan Trust, 2010-RR4 2A1	3.142%	8/27/35	674,374	661,234	(b)(c)

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost - $46,302,774)				41,240,959

CORPORATE BONDS & NOTES - 28.2%
CONSUMER DISCRETIONARY - 1.5%
Media - 1.5%
Comcast Corp., Notes	6.500%	1/15/15	170,000	194,511
Comcast Corp., Notes	5.875%	2/15/18	900,000	1,005,405
Comcast Corp., Notes	6.450%	3/15/37	80,000	85,196
Comcast Corp., Senior Notes	6.500%	1/15/17	90,000	104,234
Comcast Corp., Senior Notes	5.650%	6/15/35	50,000	48,687
Comcast Corp., Senior Notes	6.950%	8/15/37	30,000	33,811
Comcast Corp., Senior Notes	6.400%	3/1/40	180,000	191,756
News America Inc., Senior Notes	6.200%	12/15/34	40,000	41,418
News America Inc., Senior Notes	6.650%	11/15/37	30,000	32,551
Reed Elsevier Capital Inc., Notes	8.625%	1/15/19	290,000	370,675
Time Warner Cable Inc., Debentures	7.300%	7/1/38	300,000	345,498
Time Warner Cable Inc., Senior Notes	8.750%	2/14/19	720,000	914,412
Time Warner Cable Inc., Senior Notes	8.250%	4/1/19	330,000	410,020
Time Warner Cable Inc., Senior Notes	5.875%	11/15/40	400,000	391,271
Time Warner Inc., Senior Notes	6.100%	7/15/40	220,000	224,706

TOTAL CONSUMER DISCRETIONARY				4,394,151

CONSUMER STAPLES - 1.9%
Beverages - 0.6%
Anheuser-Busch InBev Worldwide Inc., Senior Notes	5.375%	1/15/20	420,000	462,530
Anheuser-Busch InBev Worldwide Inc., Senior Notes	5.000%	4/15/20	170,000	182,478
Diageo Capital PLC, Senior Bonds	4.828%	7/15/20	960,000	1,003,791
PepsiCo Inc., Senior Notes	7.900%	11/1/18	98,000	125,354

Total Beverages				1,774,153

See Notes to Schedule of Investments.

LEGG MASON WESTERN ASSET CORE BOND FUND

Schedule of Investments (unaudited) (cont’d)	April 30, 2011

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Food & Staples Retailing - 0.7%
CVS Caremark Corp., Senior Notes	6.600%	3/15/19	$170,000	$197,555
CVS Pass-Through Trust, Secured Notes	6.036%	12/10/28	347,648	364,156
CVS Pass-Through Trust, Secured Notes	6.943%	1/10/30	725,360	811,919
Wal-Mart Stores Inc., Notes	5.800%	2/15/18	420,000	483,874
Wal-Mart Stores Inc., Notes	6.200%	4/15/38	170,000	188,539

Total Food & Staples Retailing				2,046,043

Food Products - 0.3%
Cadbury Schweppes US Finance LLC	5.125%	10/1/13	220,000	238,708	(c)
Kraft Foods Inc., Senior Notes	5.375%	2/10/20	680,000	737,269

Total Food Products				975,977

Tobacco - 0.3%
Altria Group Inc., Senior Notes	9.250%	8/6/19	410,000	540,510
Reynolds American Inc., Senior Notes	7.250%	6/1/12	130,000	138,123
Reynolds American Inc., Senior Secured Notes	7.625%	6/1/16	220,000	263,663

Total Tobacco				942,296

TOTAL CONSUMER STAPLES				5,738,469

ENERGY - 3.5%
Energy Equipment & Services - 0.7%
Baker Hughes Inc., Senior Notes	7.500%	11/15/18	500,000	632,372
Baker Hughes Inc., Senior Notes	5.125%	9/15/40	570,000	554,779
Transocean Inc., Senior Notes	5.250%	3/15/13	810,000	863,012

Total Energy Equipment & Services				2,050,163

Oil, Gas & Consumable Fuels - 2.8%
Anadarko Petroleum Corp., Senior Notes	8.700%	3/15/19	450,000	565,097
Apache Corp., Senior Notes	5.100%	9/1/40	590,000	567,825
BP Capital Markets PLC, Senior Notes	5.250%	11/7/13	660,000	715,936
BP Capital Markets PLC, Senior Notes	3.875%	3/10/15	210,000	220,455
ConocoPhillips, Notes	6.500%	2/1/39	310,000	363,459
ConocoPhillips Holding Co., Senior Notes	6.950%	4/15/29	300,000	364,137
Gazprom, Loan Participation Notes, Senior Notes	6.510%	3/7/22	120,000	127,500	(c)
Hess Corp., Notes	8.125%	2/15/19	480,000	608,461
Hess Corp., Notes	7.875%	10/1/29	90,000	113,750
Hess Corp., Notes	7.300%	8/15/31	105,000	126,535
Kerr-McGee Corp., Notes	7.875%	9/15/31	640,000	757,564
Kinder Morgan Energy Partners LP, Senior Notes	5.000%	12/15/13	35,000	38,069
Kinder Morgan Energy Partners LP, Senior Notes	6.000%	2/1/17	60,000	67,821
Pemex Project Funding Master Trust, Senior Bonds	6.625%	6/15/35	634,000	646,773
Petrobras International Finance Co., Senior Notes	6.125%	10/6/16	80,000	89,289
Petrobras International Finance Co., Senior Notes	5.750%	1/20/20	295,000	307,971
Petrobras International Finance Co., Senior Notes	5.375%	1/27/21	770,000	784,736
Shell International Finance BV, Senior Notes	4.375%	3/25/20	530,000	555,568
TNK-BP Finance SA, Senior Notes	7.875%	3/13/18	160,000	182,960	(c)
Williams Cos. Inc., Debentures	7.500%	1/15/31	79,000	94,699
Williams Cos. Inc., Notes	7.875%	9/1/21	205,000	260,215
Williams Cos. Inc., Senior Notes	7.750%	6/15/31	42,000	51,110
Williams Cos. Inc., Senior Notes	8.750%	3/15/32	478,000	630,161

Total Oil, Gas & Consumable Fuels				8,240,091

TOTAL ENERGY				10,290,254

FINANCIALS - 15.7%
Capital Markets - 2.9%
Bear Stearns Co. Inc., Senior Notes	6.400%	10/2/17	730,000	834,869
Goldman Sachs Capital II, Junior Subordinated Bonds	5.793%	6/1/12	30,000	26,025	(b)(f)
Goldman Sachs Group Inc., Senior Notes	6.600%	1/15/12	60,000	62,533
Goldman Sachs Group Inc., Senior Notes	5.300%	2/14/12	30,000	31,103
Goldman Sachs Group Inc., Senior Notes	3.625%	8/1/12	90,000	92,841
Goldman Sachs Group Inc., Senior Notes	5.450%	11/1/12	140,000	148,791
Goldman Sachs Group Inc., Senior Notes	4.750%	7/15/13	40,000	42,554
Goldman Sachs Group Inc., Senior Notes	5.250%	10/15/13	130,000	140,418
Goldman Sachs Group Inc., Senior Notes	6.000%	5/1/14	560,000	619,238

See Notes to Schedule of Investments.

LEGG MASON WESTERN ASSET CORE BOND FUND

Schedule of Investments (unaudited) (cont’d)	April 30, 2011

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Capital Markets - 2.9% (continued)
Goldman Sachs Group Inc., Senior Notes	5.375%	3/15/20	$540,000	$562,559
Goldman Sachs Group Inc., Senior Notes	6.000%	6/15/20	380,000	411,955
Goldman Sachs Group Inc., Senior Notes	6.250%	2/1/41	750,000	772,068
Kaupthing Bank HF, Senior Notes	5.750%	10/4/11	1,030,000	293,550	(c)(e)(g)
Kaupthing Bank HF, Senior Notes	7.625%	2/28/15	360,000	102,600	(c)(e)(g)
Kaupthing Bank HF, Subordinated Notes	7.125%	5/19/16	440,000	0	(c)(d)(e)(g)
Lehman Brothers Holdings Capital Trust VII, Medium-Term Notes	5.857%	5/31/12	130,000	39	(b)(f)(g)
Lehman Brothers Holdings Inc., Medium-Term Notes	6.750%	12/28/17	1,230,000	984	(g)
Lehman Brothers Holdings Inc., Subordinated Notes	6.500%	7/19/17	1,460,000	1,168	(g)
Merrill Lynch & Co. Inc., Notes	6.875%	4/25/18	1,090,000	1,238,612
Morgan Stanley, Medium-Term Notes	0.726%	10/18/16	180,000	170,976	(b)
Morgan Stanley, Medium-Term Notes	5.550%	4/27/17	970,000	1,044,933
State Street Corp., Junior Subordinated Notes	4.956%	3/15/18	530,000	557,331
UBS AG, Senior Notes	2.250%	1/28/14	250,000	253,255
UBS AG Stamford CT, Medium-Term Notes	5.750%	4/25/18	940,000	1,036,880

Total Capital Markets				8,445,282

Commercial Banks - 4.0%
BAC Capital Trust XIV, Junior Subordinated Notes	5.630%	3/15/12	880,000	688,600	(b)(f)
Bank of Tokyo-Mitsubishi UFJ Ltd., Senior Notes	3.850%	1/22/15	390,000	407,717	(c)
Barclays Bank PLC, Senior Notes	5.200%	7/10/14	140,000	152,523
Barclays Bank PLC, Subordinated Notes	6.050%	12/4/17	170,000	181,004	(c)
Commonwealth Bank of Australia, Senior Notes	3.750%	10/15/14	340,000	357,400	(c)
Commonwealth Bank of Australia, Senior Notes	5.000%	10/15/19	140,000	146,151	(c)
Credit Agricole SA, Senior Notes	2.625%	1/21/14	310,000	313,611	(c)
Credit Agricole SA, Subordinated Notes	8.375%	10/13/19	740,000	812,150	(b)(c)(f)
Glitnir Banki HF, Notes	6.330%	7/28/11	130,000	39,650	(c)(e)(g)
Glitnir Banki HF, Notes	6.375%	9/25/12	290,000	88,450	(c)(e)(g)
Glitnir Banki HF, Subordinated Bonds	7.451%	9/14/16	350,000	0	(b)(c)(d)(e)(f)(g)
Glitnir Banki HF, Subordinated Notes	6.693%	6/15/16	420,000	0	(b)(c)(d)(e)(g)
HBOS Capital Funding LP, Tier 1 Notes, Perpetual Bonds	6.071%	6/30/14	130,000	122,200	(b)(c)(f)
Intesa Sanpaolo SpA, Senior Notes	3.625%	8/12/15	340,000	340,187	(c)
Landsbanki Islands HF, Senior Notes	6.100%	8/25/11	930,000	60,450	(c)(e)(g)
Lloyds TSB Bank PLC, Senior Notes	2.800%	4/2/12	370,000	378,033	(c)
Lloyds TSB Bank PLC, Senior Notes	6.375%	1/21/21	510,000	547,472
Lloyds TSB Bank PLC, Subordinated Notes	6.500%	9/14/20	100,000	102,225	(c)
Nordea Bank AB, Senior Notes	3.700%	11/13/14	250,000	262,564	(c)
Nordea Bank AB, Senior Notes	4.875%	1/27/20	170,000	176,140	(c)
Rabobank Nederland NV, Junior Subordinated Notes	11.000%	6/30/19	335,000	438,474	(b)(c)(f)
Resona Preferred Global Securities Cayman Ltd., Junior Subordinated Bonds	7.191%	7/30/15	140,000	140,537	(b)(c)(f)
Royal Bank of Scotland Group PLC, Junior Subordinated Notes, Medium-Term Notes	7.640%	9/29/17	100,000	82,875	(b)(f)
Royal Bank of Scotland Group PLC, Senior Notes	6.400%	10/21/19	520,000	551,607
Royal Bank of Scotland PLC, Senior Notes	3.950%	9/21/15	820,000	836,178
Santander Issuances SA Unipersonal, Subordinated Notes	5.805%	6/20/16	350,000	347,309	(b)(c)
Santander US Debt SA Unipersonal, Senior Notes	3.724%	1/20/15	200,000	200,088	(c)
Santander US Debt SA Unipersonal, Senior Notes	3.781%	10/7/15	100,000	99,478	(c)
Sumitomo Mitsui Banking Corp., Senior Notes	3.150%	7/22/15	520,000	527,384	(c)
Sumitomo Mitsui Banking Corp., Senior Notes	3.100%	1/14/16	200,000	201,039	(c)
Wachovia Capital Trust III, Junior Subordinated Bonds	5.570%	6/13/11	1,230,000	1,140,886	(b)(f)
Wachovia Corp., Medium Term Notes	5.500%	5/1/13	620,000	671,046
Wachovia Corp., Senior Notes	5.750%	6/15/17	170,000	191,284
Wells Fargo & Co., Senior Notes	3.676%	6/15/16	290,000	298,380
Wells Fargo Bank NA, Subordinated Notes	5.950%	8/26/36	640,000	674,386
Wells Fargo Capital X, Capital Securities	5.950%	12/15/36	360,000	360,890

Total Commercial Banks				11,938,368

See Notes to Schedule of Investments.

LEGG MASON WESTERN ASSET CORE BOND FUND

Schedule of Investments (unaudited) (cont’d)	April 30, 2011

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Consumer Finance - 1.4%
Ally Financial Inc., Notes	2.200%	12/19/12	$560,000	$575,639
American Express Co., Subordinated Debentures	6.800%	9/1/66	310,000	326,275	(b)
American Express Credit Corp., Medium-Term Notes	5.875%	5/2/13	140,000	151,679
American Express Credit Corp., Senior Notes	5.125%	8/25/14	770,000	841,603
Ford Motor Credit Co. LLC, Senior Notes	7.250%	10/25/11	210,000	215,462
HSBC Finance Corp., Senior Subordinated Notes	6.676%	1/15/21	710,000	754,910	(c)
SLM Corp., Medium-Term Notes, Senior Notes	5.625%	8/1/33	1,290,000	1,131,472

Total Consumer Finance				3,997,040

Diversified Financial Services - 5.8%
Air 2 US, Notes	8.027%	10/1/19	271,182	271,860	(c)
Bank of America Corp., Notes, Preferred Securities	8.000%	1/30/18	470,000	509,079	(b)(f)
Bank of America Corp., Senior Notes	4.875%	9/15/12	40,000	41,902
Boeing Capital Corp., Senior Notes	4.700%	10/27/19	200,000	214,223
Citigroup Funding Inc.	2.125%	7/12/12	640,000	653,809
Citigroup Funding Inc., Notes	2.250%	12/10/12	630,000	647,217
Citigroup Inc., Notes	5.100%	9/29/11	230,000	234,121
Citigroup Inc., Notes	6.500%	8/19/13	410,000	450,739
Citigroup Inc., Senior Notes	6.000%	12/13/13	790,000	864,874
Citigroup Inc., Senior Notes	6.375%	8/12/14	120,000	134,172
Citigroup Inc., Senior Notes	5.500%	10/15/14	170,000	185,509
Citigroup Inc., Senior Notes	6.010%	1/15/15	330,000	366,086
Citigroup Inc., Senior Notes	6.875%	3/5/38	570,000	645,605
Citigroup Inc., Subordinated Notes	5.000%	9/15/14	850,000	900,760
General Electric Capital Corp., Medium-Term Notes	5.450%	1/15/13	1,320,000	1,414,132
General Electric Capital Corp., Senior Notes	2.125%	12/21/12	1,890,000	1,939,987
General Electric Capital Corp., Senior Notes	4.375%	9/16/20	120,000	118,583
General Electric Capital Corp., Senior Notes	4.625%	1/7/21	240,000	241,704
General Electric Capital Corp., Senior Notes	6.875%	1/10/39	460,000	529,448
General Electric Capital Corp., Subordinated Debentures	6.375%	11/15/67	970,000	1,011,225	(b)
ILFC E-Capital Trust II, Bonds	6.250%	12/21/65	20,000	17,300	(b)(c)
International Lease Finance Corp., Senior Secured Notes	6.500%	9/1/14	210,000	223,650	(c)
International Lease Finance Corp., Senior Secured Notes	6.750%	9/1/16	1,040,000	1,112,800	(c)
JPMorgan Chase & Co., Senior Notes	4.250%	10/15/20	210,000	204,577
JPMorgan Chase & Co., Subordinated Notes	5.125%	9/15/14	170,000	184,092
JPMorgan Chase & Co., Subordinated Notes	5.150%	10/1/15	160,000	173,625
JPMorgan Chase & Co., Subordinated Notes	6.125%	6/27/17	1,930,000	2,159,795
MassMutual Global Funding II, Senior Secured Notes	5.250%	7/31/18	440,000	475,654	(c)
McGuire Air Force Base/Fort Dix Privatized Military Housing Project, Bonds	5.611%	9/15/51	590,000	515,412	(c)
MUFG Capital Finance 1 Ltd., Preferred Securities	6.346%	7/25/16	100,000	100,859	(b)(f)
Private Export Funding Corp.	3.550%	4/15/13	730,000	769,962

Total Diversified Financial Services				17,312,761

Insurance - 1.3%
American International Group Inc., Junior Subordinated Debentures	6.250%	3/15/37	610,000	581,025
American International Group Inc., Medium-Term Notes, Senior Notes	5.850%	1/16/18	100,000	105,965
American International Group Inc., Senior Notes	3.750%	11/30/13	200,000	205,342	(c)
ASIF Global Financing XIX	4.900%	1/17/13	20,000	21,000	(c)
Berkshire Hathaway Inc., Senior Notes	3.200%	2/11/15	90,000	93,840
Chubb Corp., Senior Notes	5.750%	5/15/18	645,000	729,963
MetLife Inc., Junior Subordinated Debentures	6.400%	12/15/36	1,625,000	1,633,183
Teachers Insurance & Annuity Association of America - College Retirement Equity Fund, Notes	6.850%	12/16/39	410,000	476,445	(c)
Willis North America Inc., Senior Notes	5.625%	7/15/15	130,000	139,653

Total Insurance				3,986,416

See Notes to Schedule of Investments.

LEGG MASON WESTERN ASSET CORE BOND FUND

Schedule of Investments (unaudited) (cont’d)	April 30, 2011

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Thrifts & Mortgage Finance - 0.3%
Countrywide Financial Corp., Medium-Term Notes	5.800%	6/7/12	$30,000	$31,521
Countrywide Financial Corp., Subordinated Notes	6.250%	5/15/16	830,000	899,074

Total Thrifts & Mortgage Finance				930,595

TOTAL FINANCIALS				46,610,462

HEALTH CARE - 1.0%
Health Care Equipment & Supplies - 0.1%
Medtronic Inc., Senior Notes	4.450%	3/15/20	230,000	238,607

Health Care Providers & Services - 0.4%
UnitedHealth Group Inc., Senior Notes	3.875%	10/15/20	210,000	204,160
UnitedHealth Group Inc., Senior Notes	5.800%	3/15/36	120,000	121,176
UnitedHealth Group Inc., Senior Notes	5.700%	10/15/40	210,000	210,440
WellPoint Inc., Notes	5.875%	6/15/17	40,000	45,831
WellPoint Inc., Notes	7.000%	2/15/19	190,000	226,442
WellPoint Inc., Senior Notes	6.000%	2/15/14	520,000	579,207

Total Health Care Providers & Services				1,387,256

Pharmaceuticals - 0.5%
Pfizer Inc., Senior Notes	6.200%	3/15/19	560,000	653,863
Roche Holdings Inc., Senior Notes	6.000%	3/1/19	320,000	367,715	(c)
Wyeth, Notes	5.950%	4/1/37	420,000	456,639

Total Pharmaceuticals				1,478,217

TOTAL HEALTH CARE				3,104,080

INDUSTRIALS - 0.9%
Aerospace & Defense - 0.2%
Boeing Co., Senior Notes	6.000%	3/15/19	250,000	290,557
Boeing Co., Senior Notes	4.875%	2/15/20	120,000	129,781
Raytheon Co., Senior Notes	3.125%	10/15/20	170,000	157,438

Total Aerospace & Defense				577,776

Air Freight & Logistics - 0.2%
United Parcel Service Inc., Senior Notes	3.125%	1/15/21	570,000	536,113

Airlines - 0.2%
Delta Air Lines Inc., Pass-Through Certificates	6.821%	8/10/22	235,469	244,888
JetBlue Airways Corp., Pass-Through Certificates	0.688%	8/15/16	178,950	163,739	(b)(d)
JetBlue Airways Corp., Pass-Through Certificates	0.763%	11/15/16	300,000	252,000	(b)

Total Airlines				660,627

Commercial Services & Supplies - 0.3%
Allied Waste North America Inc., Senior Notes	6.875%	6/1/17	100,000	108,886
Waste Management Inc., Senior Notes	6.375%	11/15/12	635,000	686,053

Total Commercial Services & Supplies				794,939

Industrial Conglomerates - 0.0%
Tyco International Group SA, Notes	6.000%	11/15/13	60,000	66,604
United Technologies Corp., Senior Notes	5.400%	5/1/35	20,000	20,981

Total Industrial Conglomerates				87,585

TOTAL INDUSTRIALS				2,657,040

MATERIALS - 0.9%
Chemicals - 0.1%
Potash Corp. of Saskatchewan Inc., Senior Notes	4.875%	3/30/20	90,000	95,281
PPG Industries Inc., Senior Notes	6.650%	3/15/18	310,000	365,493

Total Chemicals				460,774

Metals & Mining - 0.8%
Barrick Gold Corp., Senior Notes	6.950%	4/1/19	210,000	252,235
BHP Billiton Finance USA Ltd., Senior Notes	6.500%	4/1/19	580,000	695,565
Rio Tinto Finance USA Ltd., Notes	6.500%	7/15/18	140,000	164,445
Rio Tinto Finance USA Ltd., Senior Notes	1.875%	11/2/15	60,000	58,791
Rio Tinto Finance USA Ltd., Senior Notes	3.500%	11/2/20	680,000	651,176
Vale Overseas Ltd., Notes	8.250%	1/17/34	200,000	246,642
Vale Overseas Ltd., Notes	6.875%	11/21/36	180,000	193,766

Total Metals & Mining				2,262,620

TOTAL MATERIALS				2,723,394

See Notes to Schedule of Investments.

LEGG MASON WESTERN ASSET CORE BOND FUND

Schedule of Investments (unaudited) (cont’d)	April 30, 2011

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
TELECOMMUNICATION SERVICES - 1.8%
Diversified Telecommunication Services - 1.3%
AT&T Corp., Senior Notes	8.000%	11/15/31	$4,000	$5,166
AT&T Inc., Senior Notes	5.350%	9/1/40	335,000	315,006	(c)
BellSouth Corp., Notes	4.750%	11/15/12	10,000	10,584
BellSouth Corp., Notes	6.875%	10/15/31	370,000	412,788
Deutsche Telekom International Finance BV, Senior Notes	5.750%	3/23/16	375,000	424,080
Koninklijke KPN NV, Senior Notes	8.375%	10/1/30	350,000	456,872
SBC Communications Inc., Notes	5.100%	9/15/14	90,000	99,340
Telefonica Emisiones SAU, Senior Notes	5.134%	4/27/20	170,000	173,207
Verizon Communications Inc., Senior Notes	8.750%	11/1/18	120,000	155,843
Verizon Communications Inc., Senior Notes	4.600%	4/1/21	420,000	429,996
Verizon Communications Inc., Senior Notes	6.000%	4/1/41	550,000	570,776
Verizon Global Funding Corp., Notes	7.375%	9/1/12	35,000	37,983
Verizon Global Funding Corp., Notes	7.750%	12/1/30	230,000	285,361
Verizon New York Inc., Senior Debentures	6.875%	4/1/12	310,000	327,159

Total Diversified Telecommunication Services				3,704,161

Wireless Telecommunication Services - 0.5%
America Movil SAB de CV, Senior Notes	5.625%	11/15/17	200,000	226,550
America Movil SAB de CV, Senior Notes	5.000%	3/30/20	130,000	136,273
Cellco Partnership/Verizon Wireless Capital LLC, Senior Notes	8.500%	11/15/18	70,000	90,985
Sprint Capital Corp., Senior Notes	8.375%	3/15/12	940,000	997,575
Sprint Capital Corp., Senior Notes	8.750%	3/15/32	30,000	33,000

Total Wireless Telecommunication Services				1,484,383

TOTAL TELECOMMUNICATION SERVICES				5,188,544

UTILITIES - 1.0%
Electric Utilities - 0.8%
Duke Energy Corp., Senior Notes	5.625%	11/30/12	700,000	749,824
Exelon Corp., Bonds	5.625%	6/15/35	360,000	343,146
FirstEnergy Corp., Notes	6.450%	11/15/11	16,000	16,435
FirstEnergy Corp., Notes	7.375%	11/15/31	875,000	974,490
Pacific Gas & Electric Co., Senior Notes	8.250%	10/15/18	150,000	192,466
Pacific Gas & Electric Co., Senior Notes	5.800%	3/1/37	20,000	20,697

Total Electric Utilities				2,297,058

Gas Utilities - 0.0%
Southern Natural Gas Co., Senior Notes	5.900%	4/1/17	30,000	33,902	(c)

Multi-Utilities - 0.2%
Dominion Resources Inc., Senior Notes	5.700%	9/17/12	645,000	686,139

TOTAL UTILITIES				3,017,099

TOTAL CORPORATE BONDS & NOTES (Cost - $84,705,944)				83,723,493

MUNICIPAL BONDS - 1.5%
Alabama - 0.0%
Birmingham, AL, Commercial Development Authority Revenue, Civic Center Improvements Project	5.500%	4/1/41	30,000	30,218

California - 0.3%
California State, GO, Build America Bonds	7.300%	10/1/39	280,000	307,773
Imperial Irrigation District Electric Revenue	5.125%	11/1/38	50,000	47,155
Los Angeles, CA, Department of Airports Revenue	5.250%	5/15/39	50,000	50,064
Los Angeles, CA, Department of Airports Revenue, Los Angeles International Airport	5.000%	5/15/35	70,000	68,184
Los Angeles, CA, Department of Airports Revenue, Los Angeles International Airport	5.000%	5/15/40	40,000	38,288
Los Angeles, CA, Department of Water & Power Revenue, Build America Bonds	6.574%	7/1/45	210,000	228,106
San Francisco, CA, City & County Public Utilities Commission, Water Revenue	5.000%	11/1/39	60,000	58,140

See Notes to Schedule of Investments.

LEGG MASON WESTERN ASSET CORE BOND FUND

Schedule of Investments (unaudited) (cont’d)	April 30, 2011

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
California - 0.3% (continued)
San Mateo County, CA, Community College District, GO	5.000%	9/1/38	$130,000	$130,112

Total California				927,822

Georgia - 0.1%
Metropolitan Atlanta, GA, Rapid Transit Authority, Sales Tax Revenue	5.000%	7/1/39	50,000	49,847
Municipal Electric Authority, GA, Build America Bonds, Plant Vogtle Units 3&4 Project J	6.637%	4/1/57	180,000	171,398
Municipal Electric Authority, GA, Build America Bonds, Plant Vogtle Units 3&4 Project M	6.655%	4/1/57	100,000	94,237

Total Georgia				315,482

Illinois - 0.3%
Chicago, IL, O’Hare International Airport Revenue	5.500%	1/1/31	80,000	79,708
Chicago, IL, O’Hare International Airport Revenue	5.625%	1/1/35	40,000	39,507
Illinois State, GO	5.665%	3/1/18	300,000	312,978
Illinois State, GO	5.877%	3/1/19	310,000	321,712

Total Illinois				753,905

Nevada - 0.0%
Clark County, NV, Passenger Facility Charge Revenue, Las Vegas Macarran International Airport	5.250%	7/1/39	50,000	47,463

New York - 0.2%
Liberty, NY, Development Corporation Revenue, Goldman Sachs Headquarters	5.250%	10/1/35	280,000	273,585
New York State Dormitory Authority Lease Revenue, State University Dormitory Facilities	5.000%	7/1/40	50,000	49,844
New York State Environmental Facilities Corp., State Clean Water & Drinking	5.125%	6/15/38	80,000	80,922
Port Authority of New York & New Jersey	5.000%	1/15/41	140,000	139,346
Triborough Bridge & Tunnel Authority, NY, Revenue	5.000%	11/15/37	90,000	90,297

Total New York				633,994

Oregon - 0.1%
Oregon State, GO, Taxable Pension	5.892%	6/1/27	100,000	107,039

Pennsylvania - 0.5%
Pennsylvania State Higher Education Assistance Agency, Student Loan Revenue	1.214%	6/1/47	1,775,000	1,570,875	(b)(d)

TOTAL MUNICIPAL BONDS (Cost - $4,273,036)				4,386,798

SOVEREIGN BONDS - 0.4%
Mexico - 0.2%
United Mexican States, Medium-Term Notes	5.625%	1/15/17	4,000	4,480
United Mexican States, Medium-Term Notes	6.750%	9/27/34	219,000	250,755
United Mexican States, Medium-Term Notes	6.050%	1/11/40	112,000	116,760

Total Mexico				371,995

Russia - 0.2%
RSHB Capital, Loan Participation Notes, Senior Secured Bonds	6.299%	5/15/17	180,000	189,684	(c)
Russian Foreign Bond-Eurobond, Senior Bonds	7.500%	3/31/30	406,550	474,903	(c)

Total Russia				664,587

TOTAL SOVEREIGN BONDS (Cost - $988,596)				1,036,582

U.S. GOVERNMENT & AGENCY OBLIGATIONS - 21.2%
U.S. Government Agencies - 3.8%
Farmer Mac, Guaranteed Trust	5.125%	4/19/17	900,000	997,342	(c)
Federal Home Loan Mortgage Corp. (FHLMC), Notes	2.500%	5/27/16	110,000	111,859
Federal National Mortgage Association (FNMA), Bonds	6.625%	11/15/30	175,000	222,902

See Notes to Schedule of Investments.

LEGG MASON WESTERN ASSET CORE BOND FUND

Schedule of Investments (unaudited) (cont’d)	April 30, 2011

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
U.S. Government Agencies - 3.8% (continued)
Federal National Mortgage Association (FNMA), Debentures	0.000%	10/9/19	$2,010,000	$1,394,618
Federal National Mortgage Association (FNMA), Notes	6.000%	4/18/36	110,000	120,131
Federal National Mortgage Association (FNMA), Senior Notes	3.625%	2/12/13	360,000	378,932
Federal National Mortgage Association (FNMA), Senior Notes	4.375%	10/15/15	370,000	408,711
Federal National Mortgage Association (FNMA), Senior Notes	5.625%	7/15/37	165,000	184,444
Federal National Mortgage Association (FNMA), STRIPS	0.000%	2/1/19	210,000	149,723
Federal National Mortgage Association (FNMA), Subordinated Notes	5.250%	8/1/12	730,000	773,498
Federal National Mortgage Association (FNMA), Subordinated Notes	4.625%	5/1/13	670,000	715,386
Financing Corp. (FICO) Strip, Bonds	0.000%	11/2/18	410,000	322,846
Financing Corp. (FICO) Strip, Debentures	0.000%	2/8/18	120,000	98,079
Financing Corp. (FICO) Strip, Debentures	0.000%	5/11/18	440,000	355,056
Financing Corp. (FICO) Strip, Debentures	0.000%	8/3/18	710,000	566,328
Financing Corp. (FICO) Strip, Debentures	0.000%	3/7/19	2,360,000	1,821,578
Financing Corp. (FICO) Strip, Debentures	0.000%	6/6/19	60,000	45,713
Financing Corp. (FICO) Strip, Notes	0.000%	4/6/18	350,000	283,811
Financing Corp. (FICO) Strip, Notes	0.000%	8/3/18	420,000	335,011
Financing Corp. (FICO) Strip, Notes	0.000%	9/26/19	930,000	696,665
Tennessee Valley Authority, Bonds	5.980%	4/1/36	780,000	912,623
Tennessee Valley Authority, Notes	5.250%	9/15/39	270,000	287,311

Total U.S. Government Agencies				11,182,567

U.S. Government Obligations - 17.4%
U.S. Treasury Bonds	4.375%	11/15/39	2,780,000	2,764,796
U.S. Treasury Bonds	4.375%	5/15/40	1,300,000	1,292,078
U.S. Treasury Bonds	4.250%	11/15/40	1,140,000	1,108,472
U.S. Treasury Bonds	4.750%	2/15/41	4,600,000	4,860,907
U.S. Treasury Notes	1.000%	7/31/11	5,400,000	5,413,289
U.S. Treasury Notes	1.375%	2/15/13	80,000	81,213
U.S. Treasury Notes	1.250%	4/15/14	120,000	120,872
U.S. Treasury Notes	2.000%	1/31/16	590,000	593,596
U.S. Treasury Notes	2.125%	2/29/16	3,940,000	3,981,863
U.S. Treasury Notes	2.250%	3/31/16	3,260,000	3,308,398
U.S. Treasury Notes	2.750%	2/28/18	10,240,000	10,319,206
U.S. Treasury Notes	3.500%	5/15/20	9,240,000	9,484,731
U.S. Treasury Notes	3.625%	2/15/21	1,090,000	1,119,805
U.S. Treasury Strip Principal (STRIPS)	0.000%	11/15/21	2,470,000	1,676,317
U.S. Treasury Strip Principal (STRIPS)	0.000%	2/15/25	8,730,000	4,939,460
U.S. Treasury Strip Principal (STRIPS)	0.000%	5/15/30	1,720,000	737,954

Total U.S. Government Obligations				51,802,957

TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS (Cost - $61,424,311)				62,985,524

U.S. TREASURY INFLATION PROTECTED SECURITIES - 3.2%
U.S. Treasury Bonds, Inflation Indexed	2.375%	1/15/25	604,646	694,257
U.S. Treasury Bonds, Inflation Indexed	2.000%	1/15/26	579,816	634,626
U.S. Treasury Bonds, Inflation Indexed	2.375%	1/15/27	1,371,763	1,566,060
U.S. Treasury Bonds, Inflation Indexed	1.750%	1/15/28	2,133,908	2,235,435	(h)
U.S. Treasury Bonds, Inflation Indexed	2.500%	1/15/29	659,699	768,395
U.S. Treasury Bonds, Inflation Indexed	3.875%	4/15/29	1,265,447	1,736,924
U.S. Treasury Bonds, Inflation Indexed	2.125%	2/15/40	1,013,681	1,107,446
U.S. Treasury Bonds, Inflation Indexed	2.125%	2/15/41	616,454	673,332

TOTAL U.S. TREASURY INFLATION PROTECTED SECURITIES (Cost - $8,403,022)				9,416,475

See Notes to Schedule of Investments.

LEGG MASON WESTERN ASSET CORE BOND FUND

Schedule of Investments (unaudited) (cont’d)	April 30, 2011

SECURITY	RATE	SHARES	VALUE
CONVERTIBLE PREFERRED STOCKS - 0.0%
FINANCIALS - 0.0%
Thrifts & Mortgage Finance - 0.0%
Federal National Mortgage Association (FNMA) (Cost - $95,000)	5.375%	1	$6,750	*

PREFERRED STOCKS - 0.0%
FINANCIALS - 0.0%
Thrifts & Mortgage Finance - 0.0%
Federal Home Loan Mortgage Corp. (FHLMC)	8.375%	34,700	70,094	*(b)
Federal National Mortgage Association (FNMA)	7.000%	1,100	3,685	*(b)
Federal National Mortgage Association (FNMA)	8.250%	25,025	51,051	*(b)

TOTAL PREFERRED STOCKS (Cost - $1,551,645)			124,830

	EXPIRATION DATE	CONTRACTS
PURCHASED OPTIONS - 0.0%
U.S. Treasury 10-Year Notes Futures, Call @ $121.50	5/20/11	22	10,313
U.S. Treasury 10-Year Notes Futures, Call @ $122.00	5/20/11	13	3,656
U.S. Treasury 10-Year Notes Futures, Call @ $124.00	8/26/11	22	7,219

TOTAL PURCHASED OPTIONS (Cost - $18,576)			21,188

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost - $310,070,557)			304,601,186

	RATE	MATURITY DATE	FACE AMOUNT
SHORT-TERM INVESTMENTS - 22.0%
U.S. Government Agencies - 10.7%
Federal Home Loan Mortgage Corp. (FHLMC), Discount Notes	0.170 - 0.180%	5/9/11	16,000,000	15,999,456	(i)
Federal Home Loan Mortgage Corp. (FHLMC), Discount Notes	0.175%	5/11/11	5,060,000	5,059,779	(i)
Federal Home Loan Mortgage Corp. (FHLMC), Discount Notes	0.150%	8/9/11	2,900,000	2,899,521	(i)
Federal Home Loan Mortgage Corp. (FHLMC), Discount Notes	0.200%	11/1/11	4,700,000	4,697,373	(i)
Federal National Mortgage Association (FNMA), Discount Notes	0.100%	5/9/11	3,000,000	2,999,949	(i)

Total U.S. Government Agencies (Cost - $31,653,209)				31,656,078

U.S. Government Obligations -1.8%
U.S. Treasury Bills (Cost - $5,398,996)	0.180%	6/9/11	5,400,000	5,398,996	(i)

Repurchase Agreements - 9.5%
Morgan Stanley tri-party repurchase agreement dated 4/29/11; Proceeds at maturity - $28,075,047; (Fully collateralized by U.S. government agency obligations, 5.125% due 1/2/14; Market value - $28,636,564) (Cost - $28,075,000)	0.020%	5/2/11	28,075,000	28,075,000

TOTAL SHORT-TERM INVESTMENTS (Cost - $65,127,205)				65,130,074

TOTAL INVESTMENTS - 124.7% (Cost - $375,197,762#)				369,731,260
Liabilities in Excess of Other Assets - (24.7)%				(73,185,765)

TOTAL NET ASSETS - 100.0%				$296,545,495

*	Non-income producing security.

(a)	This security is traded on a to-be-announced (“TBA”) basis (See Note 1).

(b)	Variable rate security. Interest rate disclosed is as of the most recent information available.

(c)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

(d)	Security is valued in good faith in accordance with procedures approved by the Board of Trustees (See Note 1).

(e)	Illiquid security.

(f)	Security has no maturity date. The date shown represents the next call date.

(g)	The coupon payment on these securities are currently in default as of April 30, 2011.

(h)	All or a portion of this security is held at the broker as collateral for open futures contracts.

See Notes to Schedule of Investments.

LEGG MASON WESTERN ASSET CORE BOND FUND

Schedule of Investments (unaudited) (cont’d)	April 30, 2011

(i)	Rate shown represents yield-to-maturity.

#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:

GO	— General Obligation
IO	— Interest Only
PAC	— Planned Amortization Class
STRIPS	— Separate Trading of Registered Interest and Principal Securities

SCHEDULE OF WRITTEN OPTIONS
SECURITY	EXPIRATION DATE	STRIKE PRICE	CONTRACTS	VALUE
Eurodollar Futures, Call	3/19/12	$99.25	56	$41,300
Eurodollar Futures, Put	3/19/12	99.25	56	22,400
U.S. Treasury 10-Year Notes Futures, Put	5/20/11	115.50	33	516
U.S. Treasury 10-Year Notes Futures, Put	5/20/11	119.00	3	328

TOTAL WRITTEN OPTIONS (Premiums received — $101,678)				$64,544

See Notes to Schedule of Investments.

Notes to Schedule of Investments (unaudited)

1. Organization and significant accounting policies

Legg Mason Western Asset Core Bond Fund (the “Fund”) is a separate diversified investment series of Legg Mason Partners Income Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a) Investment Valuation. Debt securities are valued at the mean between the last quoted bid and asked prices provided by an independent pricing service, which are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. Publicly traded foreign government debt securities are typically traded internationally in the over-the-counter market, and are valued at the mean between the last quoted bid and asked prices as of the close of business of that market. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates fair value.

The Fund has adopted Financial Accounting Standards Board Codification Topic 820 (“ASC Topic 820”). ASC Topic 820 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)		TOTAL

Long-term investments†:
Mortgage-backed securities	—	$93,179,846	—		$93,179,846
Asset-backed securities	—	8,287,241	$191,500		8,478,741
Collateralized mortgage obligations	—	41,230,743	10,216		41,240,959
Corporate bonds & notes	—	83,723,493	0	*	83,723,493
Municipal bonds	—	2,815,923	1,570,875		4,386,798
Sovereign bonds	—	1,036,582	—		1,036,582
U.S. government & agency obligations	—	62,985,524	—		62,985,524

Notes to Schedule of Investments (unaudited) (continued)

ASSETS
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
U.S. treasury inflation protected securities	—	$9,416,475	—	$9,416,475
Convertible preferred stocks	—	6,750	—	6,750
Preferred stocks	$121,145	3,685	—	124,830
Purchased options	21,188	—	—	21,188

Total long-term investments	$142,333	$302,686,262	$1,772,591	$304,601,186
Short-term investments†	—	65,130,074	—	65,130,074

Total investments	$142,333	$367,816,336	$1,772,591	$369,731,260

Other financial instruments:
Futures contracts	$369,032	$—	—	$369,032
Credit default swaps on credit indices - buy protection‡	—	484,193	—	484,193

Total other financial instruments	$369,032	$484,193	—	$853,225

Total	$511,365	$368,300,529	$1,772,591	$370,584,485

LIABILITIES
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Other financial instruments:
Written options	$64,544	—	—	$64,544
Futures contracts	326,283	—	—	326,283
Interest rate swaps‡	—	$601,122	—	601,122
Credit default swaps on credit indices - sell protection‡	—	193,764	—	193,764
Total return swaps‡	—	26,887	—	26,887

Total	$390,827	$821,773	—	$1,212,600

†	See Schedule of Investments for additional detailed categorizations.

‡	Values include any premiums paid or received with respect to swap contracts.

*	Value is less than $1.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

INVESTMENTS IN SECURITIES	ASSET- BACKED SECURITIES	COLLATERALIZED MORTGAGE OBLIGATIONS	CORPORATE BONDS & NOTES	MUNICIPAL BONDS	TOTAL
Balance as of July 31, 2010	$902,000	$15,104	$3,992	$1,770,000	$2,691,096
Accrued premiums/discounts	1,365	—	(556)	3,849	4,658
Realized gain(loss)(1)	4,451	—	—	25,754	30,205
Change in unrealized appreciation (depreciation)(2)	23,684	(805)	(4,077)	(3,728)	15,074
Net purchases (sales)	(740,000)	(4,083)	641	(225,000)	(968,442)
Transfers into Level 3	—	—	—	—	—
Transfers out of Level 3	—	—	—	—	—

Balance as of April 30, 2011	$191,500	$10,216	$0 *	$1,570,875	$1,772,591

Net change in unrealized appreciation (depreciation) for investments in securities still held at April 30, 2011(2)	$1,264	$(805)	$(4,077)	$(3,728)	$(7,346)

*	Value is less than $1.

(1)	This amount is included in net realized gain (loss) from investment transactions.

(2)

Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

Notes to Schedule of Investments (unaudited) (continued)

(b) Repurchase Agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Futures Contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the “initial margin” and subsequent payments (“variation margin”) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded.

Futures contracts involve, to varying degrees, risk of loss. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(d) Written Options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing an uncovered call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(e) Mortgage Dollar Rolls. The Fund may enter into mortgage dollar rolls in which the Fund sells mortgage-backed securities for delivery in the current month, realizing a gain or loss, and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities to settle on a specified future date.

The Fund executes its mortgage dollar rolls entirely in the to-be-announced (“TBA”) market, whereby the Fund makes a forward commitment to purchase a security and, instead of accepting delivery, the position is offset by a sale of the security with a simultaneous agreement to repurchase at a future date. The Fund accounts for mortgage dollar rolls as purchases and sales.

The risk of entering into mortgage dollar rolls is that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the mortgage dollar roll may be restricted pending a determination by the counterparty, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities.

(f) Securities Traded on a To-Be-Announced Basis. The Fund may trade securities on a TBA basis. In a TBA transaction, the Fund commits to purchasing or selling securities which have not yet been issued by the issuer and for which specific information, such as the face amount, maturity date and underlying pool of investments in U.S. government agency mortgage pass-through securities, is not announced. Securities purchased on a TBA basis are not settled until they are delivered to the Fund. Beginning

Notes to Schedule of Investments (unaudited) (continued)

on the date the Fund enters into a TBA transaction, cash, U.S. government securities or other liquid high-grade debt obligations are segregated in an amount equal in value to the purchase price of the TBA security. These securities are subject to market fluctuations and their current value is determined in the same manner as for other securities.

(g) Stripped Securities. The Fund may invest in “Stripped Securities,” a term used collectively for components, or strips, of fixed income securities. Stripped securities can be principal only securities (“PO”), which are debt obligations that have been stripped of unmatured interest coupons or, interest only securities (“IO”), which are unmatured interest coupons that have been stripped from debt obligations. The market value of Stripped Securities will fluctuate in response to changes in economic conditions, rates of pre-payment, interest rates and the market’s perception of the securities. However, fluctuations in response to interest rates may be greater in Stripped Securities than for debt obligations of comparable maturities that pay interest currently. The amount of fluctuation may increase with a longer period of maturity.

The yield to maturity on IO’s is sensitive to the rate of principal repayments (including prepayments) on the related underlying debt obligation and principal payments may have a material effect on yield to maturity. If the underlying debt obligation experiences greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IO’s.

(h) Inflation-Indexed Bonds. Inflation-indexed bonds are fixed-income securities whose principal value or interest rate is periodically adjusted according to the rate of inflation. As the index measuring inflation changes, the principal value or interest rate of inflation-indexed bonds will be adjusted accordingly. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

(i) Loan Participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

(j) Swap Agreements. The Fund invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes, including to increase the Fund’s return. The use of swaps involves risks that are different from those associated with ordinary portfolio transactions.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments.

The Fund’s maximum exposure in the event of a defined credit event on a credit default swap to sell protection is the notional amount. As of April 30, 2011, the total notional value of all credit default swaps to sell protection is $4,080,000. This amount would be offset by the value of the swap’s reference entity, upfront premiums received on the swap and any amounts received from the settlement of a credit default swap where the Fund bought protection for the same referenced security/entity.

Credit Default Swaps

The Fund enters into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Fund has exposure to an issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider

Notes to Schedule of Investments (unaudited) (continued)

credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate or sovereign issues are disclosed in the Notes to the Schedule of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

The Fund’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty). As the protection seller, the Fund’s maximum risk is the notional amount of the contract. Credit default swaps are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

Interest Rate Swaps

The Fund enters into interest rate swap contracts to manage its exposure to interest rate risk. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional principal amount. The Fund may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional principal amount. Interest rate swaps are marked-to-market daily based upon quotations from market makers.

The risks of interest rate swaps include changes in market conditions that will affect the value of the contract or changes in the present value of the future cash flow streams and the possible inability of the counterparty to fulfill its obligations under the agreement. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that that amount is positive. This risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

Total Return Swaps

The Fund enters into total return swaps for investment purposes. Total return swaps are agreements to exchange the return generated by one instrument for the return generated by another instrument. For example, the agreement to pay a predetermined or fixed interest rate in exchange for a market-linked return based on a notional amount. To the extent the total return of a referenced index or instrument exceeds the offsetting interest obligation, the Fund will receive a payment from the counterparty. To the extent it is less, the Fund will make a payment to the counterparty.

(k) Credit and Market Risk. The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investment in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investment in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

Investments in securities that are collateralized by residential real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

(l) Counterparty Risk and Credit-Risk-Related Contingent Features of Derivative Instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Fund to

Notes to Schedule of Investments (unaudited) (continued)

increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

As of April 30, 2011, the Fund held credit default swaps, written options, interest rate swaps and total return swaps with credit related contingent features which had a liability position of $886,317. If a contingent feature in the Master Agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties. As of April 30, 2011, the Fund had posted with its counterparties cash and/or securities as collateral to cover the net liability of these derivatives amounting to $200,000, which could be used to reduce the required payment.

(m) Foreign Investment Risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(n) Security Transactions. Security transactions are accounted for on a trade date basis.

2. Investments

At April 30, 2011, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$12,226,360
Gross unrealized depreciation	(17,692,862)

Net unrealized depreciation	$(5,466,502)

At April 30, 2011, the Fund had the following open futures contracts:

	NUMBER OF CONTRACTS	EXPIRATION DATE	BASIS VALUE	MARKET VALUE	UNREALIZED GAIN (LOSS)
Contracts to Buy:
90-Day Eurodollar	48	3/13	$11,743,156	$11,789,400	$46,244
U.S. Treasury 2-Year Notes	103	6/11	22,451,819	22,569,875	118,056
U.S. Treasury 5-Year Notes	46	6/11	5,377,384	5,449,563	72,179
Ultra Long-Term U.S. Treasury Bonds	22	6/11	2,636,697	2,769,250	132,553

					$369,032

Contracts to Sell:
90-Day Eurodollar	48	3/12	11,906,694	11,926,200	(19,506)
U.S. Treasury 10-Year Notes	100	6/11	11,955,894	12,114,063	(158,169)
U.S. Treasury 30-Year Bonds	55	6/11	6,582,017	6,730,625	(148,608)

					$(326,283)

Net unrealized gain on open futures contracts					$42,749

During the period ended April 30, 2011, written option transactions for the Fund were as follows:

	Number of Contracts	Premiums
Written options, outstanding July 31, 2010	251	$137,759
Options written	711	369,027
Options closed	(389)	(223,861)
Options exercised	(173)	(115,525)
Options expired	(252)	(65,722)

Written options, outstanding April 30, 2011	148	$101,678

Notes to Schedule of Investments (unaudited) (continued)

At April 30, 2011, the Fund held TBA securities with a total cost of $74,396,414.

At April 30, 2011, the Fund held the following open swap contracts:

INTEREST RATE SWAPS
SWAP COUNTERPARTY	NOTIONAL AMOUNT	TERMINATION DATE	PAYMENTS MADE BY THE FUND‡	PAYMENTS RECEIVED BY THE FUND‡	UPFRONT PREMIUMS PAID (RECEIVED)	UNREALIZED APPRECIATION (DEPRECIATION)
Barclays Capital Inc.	$2,140,000	9/16/19	3.250% semi annually	3-Month LIBOR	$(22,975)	$(1,552)
Barclays Capital Inc.	2,140,000	9/16/19	3.250% semi annually	3-Month LIBOR	(25,218)	691
Morgan Stanley & Co. Inc.	2,410,000	9/16/19	3.250% semi annually	3-Month LIBOR	(27,339)	(283)
Barclays Capital Inc.	700,000	2/15/25	zero coupon	3-Month LIBOR	—	(41,286)
Barclays Capital Inc.	910,000	2/15/25	zero coupon	3-Month LIBOR	—	(58,331)
Morgan Stanley & Co. Inc.	1,720,000	2/15/25	zero coupon	3-Month LIBOR	—	(105,800)
Barclays Capital Inc.	2,570,000	2/15/25	zero coupon	3-Month LIBOR	—	(163,581)
Barclays Capital Inc.	2,380,000	2/15/25	zero coupon	3-Month LIBOR	—	(155,448)

Total	$14,970,000				$(75,532)	$(525,590)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION [1]
SWAP COUNTERPARTY (REFERENCE ENTITY)	NOTIONAL AMOUNT[2]	TERMINATION DATE	PERIODIC PAYMENTS RECEIVED BY THE FUND‡	MARKET VALUE[3]	UPFRONT PREMIUMS PAID (RECEIVED)	UNREALIZED APPRECIATION (DEPRECIATION)
JPMorgan Securities Inc. (CMBX.NA.AM.3)	$1,010,000	12/13/49	0.500% monthly	$(81,852)	$(82,756)	$904
JPMorgan Securities Inc. (CMBX 1 2006-1 AAA)	720,000	10/12/52	0.100% monthly	(17,418)	(16,411)	(1,007)
Goldman Sachs Group Inc. (CMBX NA AM 1)	540,000	10/12/52	0.500% monthly	(22,522)	(24,300)	1,778
Credit Suisse First Boston Inc. (CMBX 4 2007-2 AAA)	1,190,000	2/17/51	0.350% monthly	(46,113)	(49,088)	2,975
Credit Suisse First Boston Inc. (CMBX NA AM 1)	620,000	10/12/52	0.500% monthly	(25,859)	(27,512)	1,653

Total	$4,080,000			$(193,764)	$(200,067)	$6,303

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION[4]
SWAP COUNTERPARTY (REFERENCE ENTITY)	NOTIONAL AMOUNT[2]	TERMINATION DATE	PERIODIC PAYMENTS MADE BY THE FUND‡	MARKET VALUE[3]	UPFRONT PREMIUMS PAID (RECEIVED)	UNREALIZED APPRECIATION (DEPRECIATION)
Credit Suisse First Boston Inc. (CMBX 4 2007-2-AJ)	$1,400,000	3/22/47	0.960% monthly	$266,770	$285,256	$(18,486)
Credit Suisse First Boston Inc. (CMBX NA AM 4 Index)	440,000	2/17/51	0.500% monthly	41,470	41,250	220
Credit Suisse First Boston Inc. (CMBX NA AM 4 Index)	430,000	2/17/51	0.500% monthly	40,528	41,648	(1,120)
Credit Suisse First Boston Inc. (CMBX 2 2006-2 AAA)	680,000	3/15/49	0.070% monthly	21,426	20,381	1,045
Goldman Sachs Group Inc. (CMBX 3 2007-1 AAA)	700,000	12/13/49	0.080% monthly	27,708	27,192	516
Credit Suisse First Boston Inc. (CMBX 3 2007-1 AAA)	1,370,000	12/13/49	0.080% monthly	54,229	53,087	1,142
Credit Suisse First Boston Inc. (CMBX 3 2007-1 AAA)	810,000	12/13/49	0.080% monthly	32,062	32,400	(338)

Total	$5,830,000			$484,193	$501,214	$(17,021)

Notes to Schedule of Investments (unaudited) (continued)

TOTAL RETURN SWAPS
SWAP COUNTERPARTY	NOTIONAL AMOUNT	TERMINATION DATE	PERIODIC PAYMENTS MADE BY THE FUND		PERIODIC PAYMENTS RECEIVED BY THE FUND		UPFRONT PREMIUMS PAID (RECEIVED)	UNREALIZED APPRECIATION (DEPRECIATION)
Morgan Stanley & Co. Inc.	178,366	1/12/40	1-Month LIBOR	‡	IOS.FN30.400.09	*	—	(1,145)
Barclays Capital Inc.	178,366	1/12/40	1-Month LIBOR	‡	IOS.FN30.400.09	*	—	(1,145)
Barclays Capital Inc.	380,676	1/12/40	1-Month LIBOR	‡	IOS.FN30.500.09	*	—	(2,442)
JPMorgan Securities Inc.	152,270	1/12/40	IOS.FN30.500.09	*	1-Month LIBOR	‡	—	(977)
JPMorgan Securities Inc.	170,000	1/1/12	TRX-CMBS	*	TRX-CMBS Reset	*	—	(4,138)
Morgan Stanley & Co. Inc.	190,000	1/1/12	TRX-CMBS	*	TRX-CMBS Reset	*	—	(4,625)
Morgan Stanley & Co. Inc.	190,000	10/1/11	TRX-CMBS	*	TRX-CMBS Reset	*	(3,900)	(239)
Morgan Stanley & Co. Inc.	340,000	1/1/12	TRX-CMBS	*	TRX-CMBS Reset	*	—	(8,276)

Total	$1,779,678						$(3,900)	$(22,987)

(1)	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)	The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement been closed/sold as of the period end. Decreasing market values when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)	If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the underlying securities comprising the referenced index.

‡	Percentage shown is an annual percentage rate.

*	Periodic payments made/received by the Fund are based on the total return of the referenced entity.

3. Derivative Instruments and Hedging Activities

Financial Accounting Standards Board Codification Topic 815 requires enhanced disclosure about an entity’s derivative and hedging activities.

The following is a summary of the Fund’s derivative instruments categorized by risk exposure at April 30, 2011.

			Futures Contracts
Primary Underlying Risk Disclosure	Purchased Options, at value	Written Options, at value	Unrealized Appreciation	Unrealized Depreciation	Swap Contracts, at value	Total
Interest Rate Contracts	$21,188	$(64,544)	$369,032	$(326,283)	$(606,831)	$(607,438)
Credit Contracts	—	—	—	—	269,251	269,251

Total	$21,188	$(64,544)	$369,032	$(326,283)	$(337,580)	$(338,187)

During the period ended April 30, 2011, the volume of derivative activity for the Fund was as follows:

Average Market Value
Purchased options	$20,318
Written options	153,114

Notes to Schedule of Investments (unaudited) (continued)

Average Market Value
Futures contracts (to buy)	52,435,013
Futures contracts (to sell)	44,383,244

Average Notional Balance
Interest rate swap contracts	$15,797,500
Credit default swap contracts (to buy protection)	4,534,200
Credit default swap contracts (to sell protection)	3,848,855
Total return swap contracts	1,868,238

ITEM 2.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal quarter that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 3.	EXHIBITS.

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Legg Mason Partners Income Trust

By	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer

Date:	June 24, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer

Date:	June 24, 2011

By	/s/ Kaprel Ozsolak
Kaprel Ozsolak
Chief Financial Officer

Date:	June 24, 2011